CONSENT OF GUARANTOR
                   AND AMENDMENT NO. 1 TO CORPORATE GUARANTEE
                           AND SUBORDINATION AGREEMENT

     The undersigned, RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation ("Guarantor"), hereby acknowledges that Guarantor executed and delivered to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), a Corporate Guarantee and Subordination Agreement dated as of November 23, 1998 (the "Original Guarantee"), guaranteeing performance of the obligations of CR RESORTS CANCUN, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR RESORTS LOS CABOS, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR RESORTS PUERTO VALLARTA, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CORPORACION MEXITUR, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, and CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, (individually, collectively, jointly and severally, "Borrower"), to Lender under the Agreement, the Note and the Receivables Loan Documents (as the terms "Loan Agreement," "Note" and "Receivables Loan Documents" are defined in the Original Guarantee). All terms used herein with initial capital letters, to the extent not otherwise defined in the Original Guarantee or this Consent, shall have the meanings given such terms in the Amended and Restated Loan Agreement (as defined below).

     Guarantor hereby acknowledges that pursuant to the terms of that certain First Amended and Restated Loan and Security Agreement (as hereafter amended, the "Amended and Restated Loan Agreement") of even date herewith, Lender proposes to (i) to make an additional loan to Borrower in an amount not to exceed Thirteen Million Five Hundred Thousand United States Dollars (U.S.$13,500,000) (the "Inventory Loan") and (ii) to modify certain covenants contained in the Agreement, which covenants include the pledging by certain of the Borrowers to Lender of certain real property interests which are identified as the Inventory Collateral in the Amended and Restated Loan Agreement.

     Guarantor further acknowledges that (i) the Inventory Loan will be evidenced by an Inventory Promissory Note (the "Inventory Loan Note") to be executed and delivered to Lender by Borrower simultaneously with execution of the Amended and Restated Loan Agreement and (ii) pursuant to the terms and conditions of the Amended and Restated Loan Agreement, Lender and Borrower are modifying and amending certain of the Receivables Loan Documents (such
modifications   being   hereinafter   referred   to  as   the   "Loan   Document
Modifications").


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     Guarantor  consents to the making and  execution by Borrower of the Amended and Restated Loan Agreement, the Inventory Loan Note and the Loan Document Modifications, and agrees that (i) the Original Guarantee shall remain in full force and effect, (ii) Guarantor's liability under the Original Guarantee shall continue undiminished by and shall include the obligations of the Borrower under the Amended and Restated Loan Agreement, the Inventory Loan Note, the Loan Document Modifications and any other documents and instruments executed by Borrower in connection with the Amended and Restated Loan Agreement, and (iii) all terms, conditions and provisions set forth in the Amended and Restated Loan Agreement, the Inventory Loan Note, the Loan Document Modifications and all other documents and instruments executed by Borrower in connection therewith, are hereby ratified, approved and confirmed.

     The Guarantor hereby confirms that the Original Guarantee, as amended hereby, remains in full force and effect. Guarantor hereby reaffirms all of its agreements and covenants contained in the Original Guarantee and reaffirms, as if made on the date hereof, all of its representations and warranties contained in the Original Guarantee except as otherwise set forth on Exhibit 1 attached hereto. Guarantor acknowledges that as of the date hereof, it has (a) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability under the Original Guarantee, and (b) no other claim against Lender with respect to any portion of the transactions described in the Receivables Loan Documents.

     The reference in the Original Guarantee to "Corporacion Mexitur, S.A. de C.V., a Mexican corporation with variable capital" incorrectly stated the name of that Borrower. The Guarantor acknowledges the correct name of that Borrower is "Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital" and the Original Guarantee is hereby amended to reflect the foregoing.

     The Original Guarantee shall be further amended as follows:

          (a) The reference in the Original Guarantee the "Note" shall mean individually and collectively, the "Inventory Loan Note" and the "Receivables Loan Note", as each of the foregoing terms are defined in the Amended and Restated Loan Agreement.

          (b) The reference in the Original Guarantee to "Receivables Loan Documents" shall mean "Loan Documents" as the foregoing term is defined in the Amended and Restated Loan Agreement.

          (c) The reference in the Original Guarantee to the term Agreement shall mean the Amended and Restated Loan Agreement, as further amended, restated, supplemented or modified from time to time.



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                     [SIGNATURE PAGE TO CONSENT OF GUARANTOR
                   AND AMENDMENT NO. 1 TO CORPORATE GUARANTEE
                          AND SUBORDINATION AGREEMENT]


     IN WITNESS WHEREOF, Guarantor and Lender have hereunto executed this instrument as of the 23rd day of April, 1999.

                      RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation


                      By      /s/ DOUGLAS Y. BECH
                      Name    Douglas Y. Bech
                      Title   Attorney-in-Fact


                      FINOVA CAPITAL CORPORATION, a Delaware corporation


                      By      /s/ SUSAN BABBITT
                      Name    Susan Babbitt
                      Title   Vice President






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                                  EXHIBIT 1 TO
                              CONSENT OF GUARANTOR

             Exceptions To Representations And Warranties Reaffirmed
                      By Guarantor Pursuant To This Consent




                                      NONE


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